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                                                                    Exhibit 10.6
                                                               EXECUTION VERSION

                                    AGREEMENT

                  THIS AGREEMENT is made as of April 22, 2003, by and between International Steel Group Inc., a Delaware corporation ("ISG"), and the Pension Benefit Guaranty Corporation, a United States government corporation and agency of the United States ("PBGC").

                                    RECITALS

                  WHEREAS, Bethlehem Steel Corporation ("BSC") and certain of its Affiliates (collectively, the "DEBTORS") on October 15, 2001 filed voluntary cases for reorganization (the "BANKRUPTCY CASES") under Chapter 11 of the Bankruptcy Code, 11 U.S.C. Sections 101-1330 (the "BANKRUPTCY CODE"); and

                  WHEREAS, the PBGC has filed an action seeking termination of the Pension Plan of Bethlehem Steel Corp. & Subsidiary Companies (the "PENSION PLAN"); and

                  WHEREAS, each member of the Bethlehem Group, including the Non-Debtor Sellers, is jointly and severally liable for the Pension Plan's unfunded benefit liabilities under Title IV of ERISA; and

                  WHEREAS, Bethlehem and certain Affiliates, including the Non-Debtor Sellers, have agreed to sell the Acquired Assets specified in the Asset Purchase Agreement to ISG Acquisition Inc. ("BUYER"); and

                  WHEREAS, the PBGC filed an objection (the "OBJECTION") to the consummation of the transactions contemplated by the Asset Purchase Agreement (the "ISG SALE"); and

                  WHEREAS, the Consideration Shares may constitute part of the consideration paid by Buyer for the Acquired Assets as specified in the Asset Purchase Agreement; and

                  WHEREAS, the Asset Purchase Agreement provides as a condition to the closing of the purchase of the Acquired Assets by Buyer that the PBGC shall have given a release of certain claims; and

                  WHEREAS, ISG has offered the PBGC the Note in consideration for the ISG Release and BSC Release; and

                  WHEREAS, the PBGC has concluded that, by agreeing to receive the Note in consideration for the ISG Release and BSC Release, the amount realizable by the PBGC from the assets covered by the ISG Release and BSC Release will be increased and the ultimate collection of the amounts owed under Title IV of ERISA with respect to the Pension Plan will be facilitated;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

         I.       DEFINITIONS

                  As used in this Agreement, the following terms shall have the meaning set forth below:

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                  A.       "ACQUIRED ASSETS" means the assets of BSC and certain
Affiliates, as set forth in Section 1.1 of the Asset Purchase Agreement, which are to be purchased, sold, conveyed, assigned or otherwise transferred pursuant to the Asset Purchase Agreement.

                  B. "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.

                  C. "AGREEMENT" shall mean this Agreement and all of its Exhibits, by and between ISG and the PBGC.

                  D. "ASSET PURCHASE AGREEMENT" means the agreement, dated as of March 12, 2003, by and among BSC, certain Affiliates of BSC, Buyer and ISG. A copy of the Asset Purchase Agreement is attached hereto as Exhibit E.

                  E. "BETHLEHEM GROUP" shall mean each Person that is a member of the Controlled Group of which BSC is a member as of the date the Bankruptcy Cases were filed.

                  F. "BSC RELEASE" means a duly executed release substantially in the form of Exhibit B attached hereto.

                  G. "CLAIM" means all rights, claims, causes of action, defenses, debts, demands, damages, obligations, and liabilities of any kind or nature under contract, at law or in equity, known or unknown, contingent or matured, liquidated or unliquidated, and all rights and remedies with respect thereto, including, without limitation, causes of action arising under chapter 5 of the Bankruptcy Code or similar state statutes.

                  H. "CONSIDERATION SHARES" shall mean shares of ISG Class B Common Stock (as defined in the Asset Purchase Agreement) that constitute a portion of the consideration for the Acquired Assets, as specified in Section 2.2(d) of the Asset Purchase Agreement.

                  I. "CONTROLLED GROUP" shall have the meaning ascribed thereto under Section 4001(a)(14) of ERISA.

                  J. "EFFECTIVE DATE" shall mean the Closing Date as defined in Section 3.1 of the Asset Purchase Agreement.

                  K. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. Sections 1001 et seq., and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to refer to any successor sections.

                  L. "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, 26 U.S.C. Sections 1, et seq., and any successor statute of similar import, together with regulations thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code shall be construed to refer also to any successor sections of similar import.

                  M. "ISG RELEASE" means a duly executed release substantially in the form of Exhibit A attached hereto.

                  N.       "JOINT VENTURES" means the Persons so defined in
Section 12.1 of the Asset Purchase Agreement.

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                  O.       "LIEN" means any mortgage, pledge, security interest,
encumbrance, lien (statutory or other), conditional sale agreement, claim or liability.

                  P. "NON-DEBTOR SELLERS" means Persons defined as Sellers in Section 12.1 of the Asset Purchase Agreement that are not Debtors under the Bankruptcy Cases.

                  Q. "NOTE" means a duly executed promissory note substantially in the form of Exhibit C attached hereto.

                  R. "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental entity.

                  S. "REGISTRATION RIGHTS AGREEMENT" means a duly executed agreement substantially in the form of Exhibit D attached hereto.

         II.      ISG'S OBLIGATIONS

                  A. On the Effective Date, ISG shall deliver the Note and the Registration Rights Agreement to the PBGC.

                  B. If the Consideration Shares are not delivered to the general unsecured prepetition creditors of BSC prior to July 1, 2004, or if an Alternative Plan (as defined in Section 5.7(d) of the Asset Purchase Agreement) (the "ALTERNATIVE PLAN") is confirmed, then, not later than July 10, 2004 or within 10 days after the confirmation of the Alternative Plan, as the case may be, ISG shall deliver to the PBGC the number of shares of ISG Class B Common Stock having an aggregate value of $11,250,000, which represents 75% of the aggregate value of the Consideration Shares to be delivered to BSC in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement (the "REPLACEMENT SHARES").

         III.     PBGC'S OBLIGATIONS

                  A. The PBGC shall immediately withdraw its Objection to the ISG Sale.

                  B. On the Effective Date, the PBGC shall deliver the ISG Release to ISG.

                  C. On the Effective Date, the PBGC shall deliver the BSC Release to BSC.

                  D. If the PBGC receives any distribution in respect of any Claims against any member of the Bethlehem Group, other than any Consideration Shares or any Replacement Shares and the Note and Registration Rights Agreement, the PBGC shall deliver such distribution to BSC to be held for payment of all Claims that are or will be entitled to secured or priority treatment under Sections 506 or 507 of the Bankruptcy Code or payment to Buyer as provided in Section 2.3 of the Asset Purchase Agreement. In the event it is not possible to deliver such distribution to BSC, the PBGC shall deliver it to ISG. The PBGC may reduce any amount deliverable by it pursuant to this Section by the amount of any out-of-pocket expenses actually paid by the PBGC after the date hereof in connection with such distribution.

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                  E.       The PBGC shall not without the prior written consent
of ISG and BSC assign, compromise, waive or release any of its claims or rights against any member of the Bethlehem Group. The PBGC shall use commercially reasonable efforts to assist BSC in obtaining confirmation of a plan of liquidation.

                  F. The PBGC's obligations under Sections III.B.-E. hereof shall be contingent on the occurrence of the Effective Date.

         IV.      REPRESENTATIONS AND WARRANTIES

                  A.       The PBGC represents and warrants to ISG as follows:

                           (1) Authorizations. The PBGC possesses full corporate power and authority to execute, deliver and perform this Agreement. The officer of the PBGC executing this Agreement has been duly authorized to execute and deliver this Agreement.

                           (2) Binding Effect. This Agreement has been duly executed and delivered by the PBGC and constitutes a legal, valid and binding obligation of the PBGC and is enforceable against it in accordance with its terms, subject to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                           (3)      Reliance. The PBGC recognizes and
         acknowledges that ISG has relied on the representations and warranties contained herein in entering into this Agreement and that these representations and warranties shall survive the execution and delivery of this Agreement.

                           (4)      Securities Law Matters.


                               (a) The PBGC acknowledges that the shares of ISG
                      Class B Common Stock that may be issued hereunder have not been and will not be registered under the Securities Act or any applicable state securities laws and that the contemplated sale is being made in reliance on a private placement exemption to accredited investors (as such term is defined in Rule 501(a) promulgated under the Securities Act of 1933 (the "SECURITIES ACT")); provided, however, that nothing in this Section is in denigration of the PBGC's rights under the Note or the Registration Rights Agreement.

                               (b) The PBGC has such knowledge and experience in
                      financial and business matters as to be capable of evaluating the merits and risks of its investment in the ISG Class B Common Stock and is able to bear the economic risks of such investment.

                               (c) The PBGC is an "accredited investor" as
                      defined in Rule 501(a) promulgated under the Securities
                      Act.

                               (d) The PBGC acknowledges that upon the original
                      issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws (at which time ISG shall remove such legends promptly upon request of PBGC), certificates representing the ISG Class B Common Stock, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

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                           THE SECURITIES REPRESENTED BY THIS
                           CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933, AS AMENDED (THE
                           "SECURITIES ACT"), OR ANY STATE SECURITIES
                           OR BLUE SKY LAWS. SUCH SHARES HAVE BEEN
                           ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD,
                           TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE
                           ABSENCE OF AN EFFECTIVE REGISTRATION
                           STATEMENT FOR SUCH SHARES UNDER THE
                           SECURITIES ACT AND ANY APPLICABLE STATE
                           SECURITIES OR BLUE SKY LAWS, UNLESS, IN THE
                           OPINION (WHICH SHALL BE IN FORM AND
                           SUBSTANCE REASONABLY SATISFACTORY TO THE
                           ISSUER) OF REPUTABLE SECURITIES LAW COUNSEL,
                           SUCH REGISTRATION IS NOT REQUIRED.

                      In addition, such certificates shall also bear such other legends as counsel for ISG reasonably determines are required under the applicable laws of any state until such time as the same is no longer required (at which time ISG shall remove such legends promptly upon request of the
                      PBGC).

                  B.       ISG represents and warrants to the PBGC as follows:

                           (1) Authorization. ISG is a corporation duly organized, existing and in good standing under the laws of Delaware. ISG possesses full corporate power and authority to execute, deliver and perform this Agreement. The officer executing this Agreement on behalf of ISG has been duly authorized to do so.

                           (2) Binding Effect. This Agreement has been duly executed and delivered by ISG and constitutes a legal, valid and binding obligation of ISG and is enforceable against ISG in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                           (3) No Conflict. The execution, delivery and performance of this Agreement by ISG is not in contravention of, and does not constitute a default under, the terms of any of ISG's articles of incorporation, by-laws or other organizational documentation, or any law, regulation, decree, order, judgment, indenture, agreement or undertaking to which ISG is a party or by which ISG or any of its properties are bound or result in the creation of imposition of any lien on any of the respective properties of ISG.

                           (4)      Validity of Replacement Shares. The
         Replacement Shares issuable hereunder have been duly authorized for issuance and, when issued and delivered in accordance with the provisions of this Agreement, will be validly issued and fully paid and non-assessable, and the issuance of such shares will not be subject to preemptive or other similar rights. The shares of ISG Common Stock (as defined in the Asset Purchase Agreement) to be issued upon the conversion of the Replacement Shares if issued and delivered in accordance with the terms of the Replacement Shares will be validly issued and fully paid and nonassessable and the issuance of such shares will not be subject to preemptive or similar rights.

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                           (5)      No Consents Required. No consent, approval,
         authorization, filing, registration or other similar formality of or with any governmental authority, agency or instrumentality, or any other person or entity is required in connection with the execution, delivery or performance by ISG of this Agreement, except in connection with any filing that has been or will be made by ISG to the extent required under (a) state securities or "blue sky" laws or (b) the Securities Act.

                           (6) Reliance. ISG recognizes and acknowledges that the PBGC has relied on the representations and warranties contained herein in entering into this Agreement and that these representations and warranties shall survive the execution and delivery of this Agreement.

         V.       GENERAL PROVISIONS

                  A. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York and by ERISA, the Internal Revenue Code, and other laws of the United States to the extent they preempt the laws of the State of New York. Except as otherwise provided in Section II.B. hereof, the parties hereto shall submit to the jurisdiction of the bankruptcy court overseeing the Bankruptcy Cases in connection with any claim or dispute arising under this Agreement.

                  B. Entire Agreement. This Agreement and any instruments or documents delivered or to be delivered in connection herewith represent the entire agreement and understanding concerning the subject matter between the parties hereto, and supersedes the term sheet and all other prior agreements, understandings, negotiations, discussions, proposals and offers concerning the subject matter hereof, whether oral or written.

                  C. Severability. If any provision of this Agreement shall be rendered invalid, inoperative, or unenforceable as applied in any particular case, such action shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance. If any provision of this Agreement shall be rendered invalid, inoperative, or unenforceable in all cases, such action shall not have the effect of rendering any other provisions of the Agreement invalid, inoperative, or unenforceable. The invalidity of any portion of this Agreement shall not affect the remaining portions of the Agreement.

                  D. Limitation of Rights. BSC is an intended third party beneficiary of this Agreement. Except as provided in the preceding sentence, this Agreement is intended to be and is for the sole and exclusive benefit of ISG, its Affiliates, the PBGC, and their assigns under Section IV.E. hereof. Nothing expressed or mentioned in or to be implied from the Agreement gives any person other than the ISG Group and the PBGC any legal or equitable right, remedy, or claim against the ISG Group or the PBGC under or in respect of this Agreement.

                  E. Assignment. This Agreement may not be assigned in whole or in part by either party without the express written consent of the other party.

                  F. Notices. All notices, requests, or other communications shall be in writing and shall be deemed to have been given (1) if by courier, when receipted for, (2) if by certified mail, return receipt requested, when the return receipt has been received, or (3) if by telex, facsimile or similar electronic transfer, when sent, with receipt confirmed, address as follows:

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                  ISG:

                                    Mr. Rodney B. Mott
                                    President & CEO
                                    3250 Interstate Drive, 2nd Floor
                                    Richfield, OH 44286-9000
                                    Facsimile: (330) 659-9132

                                    With copy to:
                                    Mr. Wilbur L. Ross, Jr.
                                    Chairman and Chief Executive Officer
                                    WL Ross & Co. LLC
                                    101 East 52nd Street - 19th Floor
                                    New York, NY 10022
                                    Facsimile: (212) 317-4891

                                    and to

                                    David Watson, Esq.
                                    Jones Day
                                    901 Lakeside Avenue
                                    Cleveland, OH 44114
                                    Facsimile: (216) 579-0212

                  PBGC:             Director, Corporate Finance and Negotiations
                                    Department
                                    Pension Benefit Guaranty Corporation
                                    1200 K Street, NW, Suite 270
                                    Washington, DC 20005-4026
                                    Facsimile: (202) 842-2643

                                    With copy to:

                                    General Counsel
                                    Pension Benefit Guaranty Corporation
                                    1200 K Street, NW, Suite 340
                                    Washington, DC 20005-4026
                                    Facsimile: (202) 326-4112

                  G. Captions and Headings. The titles and captions used in the Section headings of this Agreement are solely for the convenience of the parties and shall not be controlling for purposes of the interpretation of this Agreement.

                  H. Counterparts. This Agreement may be executed in identical counterparts, each of which shall be an original as against the party that signed it, and all which together shall constitute one and the same instrument. This Agreement will be effective as of the latest date on which it has been signed by all the parties.

                  I. Amendment and Waivers. No amendment of any provision of this Agreement shall be valid unless the amendment is in writing and signed by the parties to this Agreement. The failure

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of any party to the Agreement to enforce a provision of the Agreement shall not constitute a waiver of the party's right to enforce that provision of the Agreement.

                  J. Reservation of Rights. Nothing in this Agreement shall preclude the PBGC from exercising its regulatory, enforcement, litigation, or other authority as set forth in ERISA and the Internal Revenue Code with respect to any person, other than as expressly provided otherwise in this Agreement.

                  K. Rules for Interpretation. For purposes of this Agreement, unless otherwise provided herein:

                           (1) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural;

                           (2) unless otherwise provided in this Agreement, any reference in this Agreement to another agreement, contract, instrument or document being in a particular form or having particular terms and conditions means that such agreement, contract, instrument, or document will be substantially in such form or substantially on such terms and conditions;

                           (3) any reference to the PBGC and ISG includes such entities' permitted successors and assigns and, to the extent relevant, any reference to ISG includes its Affiliates; and

                           (4) the language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. A reference to any statute shall be deemed also to refer to all rules and regulations promulgated under the statute, unless the context requires otherwise.

                         [SIGNATURES ON FOLLOWING PAGE]

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                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first set forth above.

                                   INTERNATIONAL STEEL GROUP INC.

                                   By: /s/ Rodney Mott
                                       -----------------------------------------
                                   Name:  Rodney Mott
                                   Title: President

                                   PENSION BENEFIT GUARANTY CORPORATION

                                   By: /s/ Andrea E. Schneider
                                       -----------------------------------------
                                   Name:  Andrea E. Schneider
                                   Title: Director, Corporate Finance and
                                          Negotiations Department

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